Financial Instruments	12 Months Ended
Dec. 31, 2018
Financial Instruments [Abstract]
Financial Instruments
Financial Instruments
A. Fair Value Measurements

Financial Assets and Liabilities Measured at Fair Value on a Recurring Basis
On January 1, 2018, we adopted a new accounting and disclosure standard related to accounting for the recognition of financial assets and liabilities. For additional information see Note 1B.

The following table presents the financial assets and liabilities measured at fair value using a market approach on a recurring basis by balance sheet categories and fair value hierarchy level as defined in Note 1E:

	December 31, 2018			December 31, 2017
(MILLIONS OF DOLLARS)	Total	Level 1	Level 2	Total	Level 1	Level 2
Financial assets measured at fair value on a recurring basis:
Short-term investments
Classified as equity securities:
Money market funds	$1,571	$—	$1,571	$2,115	$—	$2,115
Equity(a)	29	17	11	35	16	19
	1,600	17	1,583	2,150	16	2,134
Classified as available-for-sale debt securities:
Government and agency—non-U.S.	9,609	—	9,609	12,242	—	12,242
Corporate and other	5,482	—	5,482	3,120	—	3,120
	15,091	—	15,091	15,362	—	15,362
Total short-term investments	16,691	17	16,674	17,512	16	17,496
Other current assets
Derivative assets:
Interest rate contracts	97	—	97	104	—	104
Foreign exchange contracts	477	—	477	234	—	234
Total other current assets	574	—	574	337	—	337
Long-term investments
Classified as equity securities:
Equity(a)	1,223	1,193	30	1,440	1,398	42
Classified as trading securities:
Equity	50	50	—	73	73	—
	1,273	1,243	30	1,514	1,472	42
Classified as available-for-sale debt securities:
Government and agency—non-U.S.	94	—	94	387	—	387
Corporate and other	397	—	397	4,702	36	4,667
	491	—	491	5,090	36	5,054
Total long-term investments	1,764	1,243	521	6,603	1,507	5,096
Other noncurrent assets
Derivative assets:
Interest rate contracts	335	—	335	477	—	477
Foreign exchange contracts	232	—	232	7	—	7
Total other noncurrent assets	566	—	566	484	—	484
Total assets	$19,595	$1,260	$18,335	$24,937	$1,523	$23,414

Financial liabilities measured at fair value on a recurring basis:
Other current liabilities
Derivative liabilities:
Interest rate contracts	$5	$—	$5	$1	$—	$1
Foreign exchange contracts	78	—	78	201	—	201
Total other current liabilities	82	—	82	201	—	201
Other noncurrent liabilities
Derivative liabilities:
Interest rate contracts	378	—	378	177	—	177
Foreign exchange contracts	564	—	564	313	—	313
Total other noncurrent liabilities	942	—	942	490	—	490
Total liabilities	$1,024	$—	$1,024	$691	$—	$691

(a)
As of December 31, 2018, short-term equity securities of $11 million and long-term equity securities of $29 million are held in trust for benefits attributable to the former Pharmacia Savings Plus Plan. As of December 31, 2017, short-term equity securities of $19 million and long-term equity securities of $42 million are held in trust for benefits attributable to the former Pharmacia Savings Plus Plan.

Financial Assets and Liabilities Not Measured at Fair Value on a Recurring Basis

The following table presents the financial liabilities not measured at fair value on a recurring basis, including the carrying values and estimated fair values using a market approach:
	December 31, 2018			December 31, 2017
	Carrying Value	Estimated Fair Value		Carrying Value	Estimated Fair Value
(MILLIONS OF DOLLARS)		Total	Level 2		Total	Level 2
Financial Liabilities
Long-term debt, excluding the current portion	$32,909	$35,260	$35,260	$33,538	$37,253	$37,253

The differences between the estimated fair values and carrying values of held-to-maturity debt securities, restricted stock and private equity securities, and short-term borrowings not measured at fair value on a recurring basis were not significant as of December 31, 2018 or December 31, 2017. The fair value measurements of our held-to-maturity debt securities and our short-term borrowings are based on Level 2 inputs. The fair value measurements of our private equity securities, which represent investments in the life sciences sector, are based on Level 3 inputs using a market approach.

In addition, as of December 31, 2018 and 2017, we had long-term receivables whose fair value is based on Level 3 inputs. As of December 31, 2018 and 2017, the differences between the estimated fair values and carrying values of these receivables were not significant.
Total Short-Term and Long-Term Investments

The following table represents our investments by classification type:
	As of December 31,
(MILLIONS OF DOLLARS)	2018	2017
Short-term investments
Equity securities	$1,600	$2,150
Available-for-sale debt securities	15,091	15,362
Held-to-maturity debt securities	1,003	1,138
Total Short-term investments	$17,694	$18,650

Long-term investments
Equity securities	$1,223	$1,440
Trading equity securities	50	73
Available-for-sale debt securities	491	5,090
Held-to-maturity debt securities	59	4
Private equity investments carried at equity-method or cost	944	408
Total Long-term investments	$2,767	$7,015
Held-to-maturity cash equivalents	$199	$719

Fair Value Methodology
The following inputs and valuation techniques were used to estimate the fair value of our financial assets and liabilities:

•	Trading debt securities—quoted market prices.

•	Available-for-sale debt securities—third-party matrix-pricing model that uses significant inputs derived from or corroborated by observable market data and credit-adjusted interest rate yield curves.

•	Equity securities—quoted market prices and observable net asset value prices.

•
Derivative assets and liabilities (financial instruments)—third-party matrix-pricing model that uses significant inputs derived from or corroborated by observable market data. Where applicable, these models discount future cash flow amounts using market-based observable inputs, including interest rate yield curves, and forward and spot prices for currencies. The credit risk impact to our derivative financial instruments was not significant.

•	Money market funds—observable net asset value prices.
We periodically review the methodologies, inputs and outputs of third-party pricing services for reasonableness. Our procedures can include, for example, referencing other third-party pricing models, monitoring key observable inputs (like LIBOR interest rates) and selectively performing test-comparisons of values with actual sales of financial instruments.
B. Investments

At December 31, 2018 and 2017, the investment securities portfolio consisted of debt securities that were virtually all investment-grade.
Information on investments in debt and equity securities at December 31, 2018 and December 31, 2017 is as follows, including, as of December 31, 2018, the contractual maturities, or as necessary, the estimated maturities, of the available-for-sale and held-to-maturity debt securities:

	December 31, 2018								December 31, 2017
		Gross Unrealized			Maturities (in Years)					Gross Unrealized
(MILLIONS OF DOLLARS)	Amortized Cost	Gains	Losses	Fair Value	Within 1	Over 1 to 5	Over 5	Total	Amortized Cost	Gains	Losses	Fair Value
Available-for-sale debt securities
Government and agency––non-U.S.	$9,754	$7	$(58)	$9,703	$9,609	$94	$—	$9,703	$12,616	$61	$(48)	$12,629
Corporate and other(a)	5,905	—	(27)	5,878	5,482	394	3	5,878	7,859	15	(52)	7,823
Held-to-maturity debt securities
Time deposits and other	668	—	—	668	610	24	35	668	1,091	—	—	1,091
Government and agency––non-U.S.	592	—	—	592	592	—	—	592	770	—	—	770
Total debt securities	$16,920	$8	$(85)	$16,842	$16,293	$512	$38	$16,842	$22,337	$77	$(100)	$22,313
Available-for-sale equity securities(b)
Money market funds									$2,115	$—	$—	$2,115
Equity									728	586	(124)	1,190
Total available-for-sale equity securities									$2,843	$586	$(124)	$3,304

(a)	Primarily issued by a diverse group of corporations.

(b)
Upon the 2018 adoption of a new accounting standard related to financial assets and liabilities, available-for-sale equity securities were classified as equity securities. For additional information see Note 1B.

The following table presents the net unrealized gains and losses for the period that relate to equity securities still held at the reporting date, calculated as follows:
(MILLIONS OF DOLLARS)	December 31, 2018
Net gains recognized during the period on investments in equity securities(a)	$586
Less: Net gains recognized during the period on equity securities sold during the period	(109)
Net unrealized gains during the reporting period on equity securities still held at the reporting date	$477

(a)
The net gains on investments in equity securities are reported in Other (income)/deductions––net and, for 2018, include unrealized net gains on equity securities reflecting the adoption of a new accounting standard in the first quarter of 2018. For additional information, see Note 4.

C. Short-Term Borrowings

Short-term borrowings include:
	As of December 31,
(MILLIONS OF DOLLARS)	2018	2017
Commercial paper	$3,100	$6,100
Current portion of long-term debt, principal amount(a)	4,781	3,532
Other short-term borrowings, principal amount(b)	966	320
Total short-term borrowings, principal amount	8,847	9,951
Net fair value adjustments related to hedging and purchase accounting	(5)	14
Net unamortized discounts, premiums and debt issuance costs	(11)	(12)
Total Short-term borrowings, including current portion of long-term debt, carried at historical proceeds, as adjusted	$8,831	$9,953

(a)	For additional information, see Note 7D.

(b)	Other short-term borrowings primarily include cash collateral. For additional information, see Note 7F.

The weighted-average effective interest rate on commercial paper outstanding was approximately 2.42% as of December 31, 2018 and 1.36% as of December 31, 2017.
On June 24, 2016, we acquired Anacor and assumed its short-term debt with an acquisition date fair value of $698 million, which was redeemed in the second and third quarters of 2016.
As of December 31, 2018, we had access to a $7.0 billion U.S. revolving credit facility expiring in 2023, which may be used to support our commercial paper borrowings. In addition to the U.S. revolving credit facility, our lenders have provided us an additional $553 million lines of credit, of which $502 million expire within one year. Of these total lines of credit, $7.5 billion were unused as of December 31, 2018.
D. Long-Term Debt

New Issuances

In 2018, we issued the following senior unsecured notes:
(MILLIONS OF DOLLARS)
Maturity Date	Interest Rate	Principal
September 2021	3.000% notes(a)	$1,000
September 2023	Floating rate notes (LIBOR plus 0.33%)(b)	300
September 2023	3.200% notes(a)	1,000
September 2028	3.600% notes(a)	1,000
September 2038	4.100% notes(a)	700
September 2048	4.200% notes(a)	1,000
Total long-term debt issued(c)		$5,000

(a)	Fixed rate notes may be redeemed by us at any time, in whole, or in part, at varying redemption prices plus accrued and unpaid interest.

(b)	Floating rate notes may not be redeemed by their terms prior to maturity.

(c)	The weighted-average effective interest rate for the notes at issuance was 3.56%.
In March 2017, we completed a public offering of $1.065 billion principal amount of senior unsecured notes due 2047 with an interest rate of 4.20%, and also in March 2017, we completed a public offering of €4.0 billion principal amount of senior unsecured notes with a weighted-average effective interest rate of 0.23%.
On November 21, 2016, we completed a public offering of $6.0 billion aggregate principal amount of senior unsecured notes with a weighted-average effective interest rate of 3.10%.
On June 3, 2016, we completed a public offering of $5.0 billion aggregate principal amount of senior unsecured notes with a weighted-average effective interest rate of 2.09%.

Retirements
In January 2019, we repurchased all €1.1 billion principal amount outstanding of the 5.75% euro-denominated debt that was due June 2021 before the maturity date at a redemption value of €1.3 billion. As a result, we recorded a net loss of approximately $138 million, which included the related termination of cross-currency swaps, and that was recorded in Other (income)/deductions––net in the consolidated statement of income in the first quarter of 2019.

In December 2017, we exchanged approximately £833 million and repurchased £197 million principal amount of the outstanding 6.50% debt before the maturity date at a redemption value of £1.7 billion, leaving £470 million principal amount of the 6.50% debt due 2038 outstanding. Also, in December 2017, we repurchased approximately €834 million principal amount of the outstanding 5.75% debt before the maturity date at a redemption value of €1.0 billion, leaving approximately €1.2 billion of the 5.75% euro-denominated debt due 2021 outstanding as of December 31, 2017. As a result, we recorded a net loss of approximately $846 million and $153 million upon the exchange and early retirement of the U.K. pound-denominated debt and the early retirement of the euro-denominated debt, respectively, for a net loss on early retirement of debt of $999 million. which included the related termination of cross-currency swaps, and that were recorded in Other (income)/deductions––net in the consolidated statement of income (see Note 4).

In November 2016, we repurchased $3.4 billion carrying value of outstanding debt before the maturity date at a redemption value of $3.7 billion. The debt repurchased included $3.27 billion carrying value of 6.20% senior notes due March 2019. As a result, we recorded a total net loss of approximately $312 million upon the early redemption of debt, which included the related termination of interest rate swaps, and which was recorded in Other (income)/deductions––net in the consolidated statement of income (see Note 4).

The following table provides the components of our senior unsecured long-term debt, including the weighted-average stated interest rate for 2018 and 2017 by maturity:
	As of December 31,
(MILLIONS OF DOLLARS)	2018	2017
Notes due 2019 (1.3%)(a)	$—	$4,848
Notes due 2020 (1.2% and 1.1%)	1,474	1,528
Notes due 2021 (3.4% and 3.5%)	4,459	3,550
Notes due 2022 (0.3%)	1,145	1,199
Notes due 2023 (3.6% and 4.3%)	2,892	1,592
Notes due 2024 (4.4%)	1,500	1,500
Notes due 2026-2028 (3.3% and 3.2%)	5,718	4,759
Notes due 2034 (6.5%)	750	750
Notes due 2036-2039 (6.0% and 6.2%)	7,301	6,636
Notes due 2040-2044 (3.8%)	4,004	4,106
Notes due 2046-2048 (4.2%)	3,315	2,315
Total long-term debt, principal amount	32,558	32,783
Net fair value adjustments related to hedging and purchase accounting	479	872
Net unamortized discounts, premiums and debt issuance costs	(136)	(125)
Other long-term debt	7	8
Total long-term debt, carried at historical proceeds, as adjusted	$32,909	$33,538
Current portion of long-term debt, carried at historical proceeds (not included above (1.3% and 2.4%))	$4,776	$3,546

(a)	At December 31, 2018, the debt issuances have been reclassified to the current portion of long-term debt.

Our long-term debt, provided in the above table, is generally redeemable by us at any time at varying redemption prices plus accrued and unpaid interest.
E. Other Noncurrent Liabilities

Mylotarg (gemtuzumab ozogamicin)
In April 2018, the EU approved Mylotarg for the treatment of acute myeloid leukemia. In connection with the EU approval, we incurred an obligation to make guaranteed fixed annual payments over a ten-year period aggregating $301 million related to an R&D arrangement. We recorded the estimated net present value of $240 million as a liability and an intangible asset in Developed technology rights as of the approval date. In June 2018, we entered into a transaction with the obligee to buyout the remaining liability for the fixed annual payments for a lump sum payment of $224 million. As a result of the buyout transaction, the liability was extinguished and we recognized a non-cash $17 million pre-tax gain in Other (income)/deductions––net in the second quarter of 2018 (see Note 4).
Bosulif (bosutinib)
In December 2017, the U.S. FDA approved Bosulif for the treatment of patients with newly-diagnosed chronic-phase Ph+ CML. In connection with the U.S. approval, we incurred an obligation to make guaranteed fixed annual payments over a ten-year period aggregating $416 million related to an R&D arrangement. We recorded the estimated net present value of $364 million as of the approval date as an intangible asset in Developed technology rights. In August 2018, we entered into a transaction with the obligee to buyout a portion of the remaining liability for the fixed annual payments for a lump sum payment of $71 million. As a result of the buyout transaction, the liability was reduced and we recognized a non-cash $9 million pre-tax gain in Other (income)/deductions––net in the third quarter of 2018. The present value of the remaining future payments as of December 31, 2018 is $209 million, of which $23 million is recorded in Other current liabilities and $186 million is recorded in Other noncurrent liabilities.
Besponsa (inotuzumab ozogamicin)
In August 2017, the U.S. FDA approved Besponsa and in June 2017, the EU approved Besponsa as monotherapy for the treatment of adults with relapsed or refractory CD22-positive B-cell precursor acute lymphoblastic leukemia. In connection with the U.S. approval, we incurred an obligation to make guaranteed fixed annual payments over a nine-year period aggregating $296 million related to an R&D arrangement. We recorded the estimated net present value of $248 million as of the approval date as an intangible asset in Developed technology rights. The present value of the remaining future payments as of December 31, 2018 is $243 million, of which $7 million is recorded in Other current liabilities and $235 million is recorded in Other noncurrent liabilities. In connection with the EU approval, we incurred an obligation to make guaranteed fixed annual payments over a nine-year period aggregating $148 million related to an R&D arrangement. We recorded the estimated net present value of $123 million as of the approval date as an intangible asset in Developed technology rights. The present value of the remaining future payments as of December 31, 2018 is $122 million, of which $3 million is recorded in Other current liabilities and $119 million is recorded in Other noncurrent liabilities.

The differences between the estimated fair values, using a market approach in the Level 2 fair value hierarchy, and carrying values of these obligations were not significant as of December 31, 2018.
F. Derivative Financial Instruments and Hedging Activities

We adopted a new accounting standard in the first quarter of 2018, as of January 2018. For additional information, see Note 1B.

Foreign Exchange Risk

A significant portion of our revenues, earnings and net investments in foreign affiliates is exposed to changes in foreign exchange rates. We manage our foreign exchange risk, in part, through operational means, including managing same-currency revenues in relation to same-currency costs and same-currency assets in relation to same-currency liabilities. We also manage our foreign exchange risk, depending on market conditions, through fair value, cash flow, and net investment hedging programs through the use of derivative financial instruments and foreign currency debt. These financial instruments serve to protect net income against the impact of remeasurement into another currency, or against the impact of translation into U.S. dollars of certain foreign exchange-denominated transactions.

All derivative financial instruments used to manage foreign currency risk are measured at fair value and are reported as assets or liabilities on the consolidated balance sheet. The derivative financial instruments primarily hedge or offset exposures in the euro, U.K. pound, Japanese yen, Swedish krona and Chinese Renminbi. Changes in fair value are reported in earnings or in Other comprehensive income/(loss), depending on the nature and purpose of the financial instrument (hedge or offset relationship) and the effectiveness of the hedge relationships, as follows:

•
Generally, we recognize the gains and losses on foreign exchange contracts that are designated as fair value hedges in earnings upon the recognition of the change in fair value of the hedged risk. Upon the adoption of the new standard in 2018, for certain foreign exchange contracts, we exclude an amount from the assessment of hedge effectiveness and recognize that excluded amount through an amortization approach. We also recognize the offsetting foreign exchange impact attributable to the hedged item in earnings.

•
Generally, we record in Other comprehensive income/(loss) gains or losses on foreign exchange contracts that are designated as cash flow hedges and reclassify those amounts, as appropriate, into earnings in the same period or periods during which the hedged transaction affects earnings. Upon the adoption of the new standard in 2018, for certain foreign exchange contracts, we exclude an amount from the assessment of hedge effectiveness and recognize that excluded amount through an amortization approach.

•
Upon the adoption of the new standard in 2018, for foreign exchange contracts, we exclude an amount from the assessment of hedge effectiveness and recognize that excluded amount through an amortization approach. We record in Other comprehensive income/(loss) the foreign exchange gains and losses related to foreign exchange-denominated debt designated as a hedge of our net investments in foreign subsidiaries and reclassify those amounts into earnings upon the sale or substantial liquidation of our net investments. Historically, as part of our net investment hedging program, we recognized the gain and loss impact on foreign exchange contracts designated as hedges of our net investments in earnings in three ways: over time––for the periodic net swap payments; immediately––to the extent of any change in the difference between the foreign exchange spot rate and forward rate; and upon sale or substantial liquidation of our net investments––to the extent of change in the foreign exchange spot rates.

•
For certain foreign exchange contracts not designated as hedging instruments, we recognize the gains and losses on foreign currency exchange contracts that are used to offset the same foreign currency assets or liabilities immediately into earnings along with the earnings impact of the items they generally offset. These contracts essentially take the opposite currency position of that reflected in the month-end balance sheet to counterbalance the effect of any currency movement.

As a part of our cash flow hedging program, we designate foreign exchange contracts to hedge a portion of our forecasted euro, Japanese yen, Chinese renminbi, Canadian dollar, U.K. pound and Australian dollar-denominated intercompany inventory sales expected to occur no more than two years from the date of each hedge.
For 2017, any ineffectiveness is recognized immediately into earnings. There is no significant ineffectiveness for 2017.

Interest Rate Risk

Our interest-bearing investments and borrowings are subject to interest rate risk. With respect to our investments, we strive to maintain a predominantly floating-rate basis position, but our strategy may change based on prevailing market conditions. We currently borrow primarily on a long-term, fixed-rate basis. Historically, we strove to borrow primarily on a floating-rate basis; but in recent years we borrowed on a long-term fixed-rate basis. From time to time, depending on market conditions, we will change the profile of our outstanding debt by entering into derivative financial instruments like interest rate swaps. We entered into derivative financial instruments to hedge or offset the fixed interest rates on the hedged item, matching the amount and timing of the hedged item. The derivative financial instruments primarily hedge U.S. dollar fixed-rate debt.

All derivative contracts used to manage interest rate risk are measured at fair value and reported as assets or liabilities on the consolidated balance sheet. Changes in fair value are reported in earnings, as follows:

•
We recognize the gains and losses on interest rate contracts that are designated as fair value hedges in earnings upon the recognition of the change in fair value of the hedged risk. We also recognize the offsetting earnings impact of fixed-rate debt attributable to the hedged risk in earnings.

For 2017, any ineffectiveness is recognized immediately into earnings. There is no significant ineffectiveness for 2017.

The following table provides the fair value of the derivative financial instruments and the related notional amounts presented between those derivatives that are designated as hedging instruments and those that are not designated as hedging instruments:

(MILLIONS OF DOLLARS)	December 31, 2018			December 31, 2017
		Fair Value			Fair Value
	Notional	Asset	Liability	Notional	Asset	Liability
Derivatives designated as hedging instruments:
Foreign exchange contracts(a)	$22,984	$654	$586	$18,723	$179	$459
Interest rate contracts	11,145	432	383	12,430	581	178
		1,085	968		760	637

Derivatives not designated as hedging instruments:
Foreign exchange contracts	$15,154	55	55	$14,300	62	54

Total		$1,140	$1,024		$822	$691

(a)	As of December 31, 2018, the notional amount of outstanding foreign currency forward-exchange contracts hedging our intercompany forecasted inventory sales was $5.8 billion.

The following table provides information about the gains/(losses) incurred to hedge or offset operational foreign exchange or interest rate risk:
	Amount of Gains/(Losses) Recognized in OID(a), (b)		Amount of Gains/(Losses) Recognized in OCI(a), (c)		Amount of Gains/(Losses) Reclassified from OCI into OID and COS(a), (c)
	As of December 31,
(MILLIONS OF DOLLARS)	2018	2017	2018	2017	2018	2017
Derivative Financial Instruments in Cash Flow Hedge Relationships:
Foreign exchange contracts(d)	$—	$(6)	$80	$(12)	$(182)	$520
Amount excluded from effectiveness testing recognized in earnings based on an amortization approach	—		140		153

Derivative Financial Instruments in Fair Value Hedge Relationships:
Interest rate contracts	(348)	(60)	—	—	—	—
Hedged item gain	348	60	—	—	—	—
Foreign exchange contracts	5	(19)	—	—	—	—
Hedged item gain/(loss)	(5)	19	—	—	—	—

Derivative Financial Instruments in Net Investment Hedge Relationships:
Foreign exchange contracts	—	—	175	—	—	—
The portion of gains/(losses) on foreign exchange contracts excluded from the assessment of hedge effectiveness	—		77		68

Non-Derivative Financial Instruments in Net Investment Hedge Relationships:
Foreign currency short-term borrowings	—	—	68	—	—	—
Foreign currency long-term debt(e)	—	—	149	(580)	—	—

Derivative Financial Instruments Not Designated as Hedges:
Foreign exchange contracts	136	(87)	—	—	—	—
All other net	—	—	(1)	2	2	1
	$136	$(93)	$688	$(591)	$41	$520

(a)
OID = Other (income)/deductions—net, included in Other (income)/deductions—net in the consolidated statements of income. COS = Cost of Sales, included in Cost of sales in the consolidated statements of income. OCI = Other comprehensive income/(loss), included in the consolidated statements of comprehensive income.

(b)	For 2017, there is no significant ineffectiveness.

(c)
For derivative financial instruments in cash flow hedge relationships, the gains and losses are included in Other comprehensive income/(loss)––Unrealized holding gains/(losses) on derivative financial instruments, net. For derivative financial instruments in net investment hedge relationships and for foreign currency debt designated as hedging instruments, the effective portion is included in Other comprehensive income/(loss)––Foreign currency translation adjustments, net.

(d)
Based on year-end foreign exchange rates that are subject to change, we expect to reclassify a pre-tax gain of $156 million within the next 12 months into Cost of sales. The maximum length of time over which we are hedging future foreign exchange cash flow relates to our $1.8 billion U.K. pound debt maturing in 2043.

(e)
Short-term borrowings include foreign currency short-term borrowings with carrying values of $1.4 billion as of December 31, 2018, which are used as hedging instruments in net investment hedges. Long-term debt includes foreign currency long-term borrowings with carrying values of $3.2 billion as of December 31, 2018, which are used as hedging instruments in net investment hedges.

The following table provides the total amount of each income and expense line in which the results of fair value or cash flow hedges are recorded:
(MILLIONS OF DOLLARS)	December 31, 2018
Cost of sales	$11,248
Other (income)/deductions—net	2,116

The following table provides the amounts recorded in our consolidated balance sheet related to cumulative basis adjustments for fair value hedges:
	Carrying Amount of Hedged Assets/Liabilities	Cumulative Amount of Fair Value Hedging Adjustment Gains/(Losses) Included in the Carrying Amount of the Hedged Assets/Liabilities
(MILLIONS OF DOLLARS)	December 31, 2018	December 31, 2018
Long-term investments	$45	$(1)
Short-term borrowings, including current portion of long-term debt	1,499	5
Long-term debt	9,952	45

Certain of our derivative instruments are covered by associated credit-support agreements that have credit-risk-related contingent features designed to reduce both counterparties’ exposure to risk of defaulting on amounts owed by the other party. As of December 31, 2018, the aggregate fair value of these derivative instruments that are in a net liability position was $472 million, for which we have posted collateral of $544 million in the normal course of business. If there had been a downgrade to below an A rating by S&P or the equivalent rating by Moody’s, we would not have been required to post any additional collateral to our counterparties.
As of December 31, 2018, we received cash collateral of $881 million from various counterparties. The collateral primarily supports the approximate fair value of our derivative contracts. With respect to the collateral received, the obligations are reported in Short-term borrowings, including current portion of long-term debt.
G. Credit Risk

On an ongoing basis, we review the creditworthiness of counterparties to our foreign exchange and interest rate agreements and do not expect to incur a significant loss from failure of any counterparties to perform under the agreements. There are no significant concentrations of credit risk related to our financial instruments with any individual counterparty, except for certain significant customers. For additional information, see Note 18C. As of December 31, 2018, we had amounts due from a well-diversified, high quality group of banks ($4.4 billion) from around the world. For details about our investments, see Note 7B above.

In general, there is no requirement for collateral from customers. However, derivative financial instruments are executed under credit-support agreements that provide for the ability to request to receive cash collateral, depending on levels of exposure, our credit rating and the credit rating of the counterparty, see Note 7F above.